UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 31, 2008

WGNB CORP.
(Exact name of registrant as specified in its charter)

GEORGIA	000-30805	58-1640130
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Maple Street
P.O. Box 280
Carrollton, Georgia 30117
(Address of Principal
Executive Offices)

(770) 832-3557
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Amendment of Employment Agreements with Executive Officers

For purposes of bringing certain employment agreements into compliance with the applicable provisions of Section 409A of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations and interpretive guidance issued thereunder, WGNB Corp. (the “Company”) and its wholly-owned subsidiary, First National Bank of Georgia (“FNBGA”), entered into the following amendments on December 31, 2008 (collectively referred to as the “Amendments”):

•	First Amendment to the Employment Agreement with H.B. Lipham, III, Chief Executive Officer of the Company and FNBGA, which amends his Employment Agreement effective as of May 9, 2006;

•	First Amendment to the Employment Agreement with Randall F. Eaves, President of the Company and FNBGA, which amends his Employment Agreement dated July 1, 2007;

•
First Amendment to the Employment Agreement with Steven J. Haack, Secretary and Treasurer of the Company and Chief Financial Officer of FNGBA, which amends his Employment Agreement effective as of August 8, 2005;

•	First Amendment to the Employment Agreement with Mary M. Covington, Executive Vice President of the Company and FNBGA, which amends her Employment Agreement dated July 1, 2007;

•	First Amendment to the Employment Agreement with W. Galen Hobbs, Jr., Executive Vice President of FNGBA, which amends his Employment Agreement effective as of July 11, 2005; and

•	First Amendment to the Employment Agreement with Robert M. Gordy, Jr., Executive Vice President of FNGBA, which amends his Employment Agreement effective as of January 1, 2007.

Section 409A is the provision of the tax law enacted in 2004 to govern certain “nonqualified deferred compensation” arrangements that imposes accelerated taxation and additional tax penalties on service providers (including employees and directors) if a covered arrangement does not comply with Section 409A. Although Section 409A’s provisions have been in effect since 2005, final regulations under Section 409A were not issued until 2007 and took effect on January 1, 2009.  The Amendments include providing that if the named executive officer is deemed to be a “specified employee” (within the meaning of Section 409A), to the extent necessary to avoid the imposition of tax under Section 409A, any payments that are otherwise payable to the executive within the first six months following the effective date of termination, shall be suspended and paid on the first day of the seventh month following such effective date.

The Amendments also make certain other changes necessary to ensure compliance with Section 409A. The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the full texts of the Amendments, copies of which are attached hereto as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4, Exhibit 10.5 and Exhibit 10.6 respectively, and are incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(d)	Exhibits

10.1	First Amendment to Employment Agreement among H.B. Lipham, WGNB Corp. and First National Bank of Georgia dated December 31, 2008

10.2	First Amendment to Employment Agreement among Randall F. Eaves, WGNB Corp. and First National Bank of Georgia dated December 30, 2008

10.3	First Amendment to Employment Agreement among Steven J. Haack, WGNB Corp. and First National Bank of Georgia dated December 31, 2008

10.4	First Amendment to Employment Agreement among Mary M. Covington, WGNB Corp. and First National Bank of Georgia dated December 31, 2008

10.5	First Amendment to Employment Agreement between W. Galen Hobbs, Jr., and First National Bank of Georgia dated December 31, 2008

10.6	First Amendment to Employment Agreement between Robert M. Gordy, Jr. and First National Bank of Georgia dated December 31, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WGNB CORP.

Date: January 6, 2009	By:	/s/ Steven J. Haack
Steven J. Haack
Treasurer (Principal Financial Officer)